                                  EXHIBIT 99.1

            Monthly Operating Report for the Month of September 1997,
                as filed with the United States Bankruptcy Court
        for the Northern District of California, San Francisco Division.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE:  STREAM LOGIC CORPORATION                     CASE NO. 97-32984 DM

                                                     CHAPTER 11
                                                     MONTHLY OPERATING REPORT
                                                     (GENERAL BUSINESS CASE)

--------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED  September 30, 1997


1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                     END OF        END OF        AS OF
                                                                                     CURRENT        PRIOR      PETITION
                                                                                      MONTH         MONTH       FILING
2.   ASSET/LIABILITY SUMMARY                                                          -----         -----       ------
       Current Assets (Market Value)                                                $2,556,965    $2,642,390  $18,388,407*
                                                                                   -----------   -----------  -----------
       Total Assets (Market Value)                                                  $7,884,465    $7,969,890  $22,312,581*
                                                                                   -----------   -----------  -----------
       Current Liabilities                                                            $290,018      $138,141           $0
                                                                                   -----------   -----------  -----------
       Total Liabilities                                                           $29,149,255   $28,997,378  $28,859,237
                                                                                   -----------   -----------  -----------

                                                                                                               PETITION
                                                                                     CURRENT        PRIOR       DATE TO
                                                                                      MONTH         MONTH      MONTH END
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                             -----         -----      ---------

       a.  Total Receipts                                                             $723,000      $938,000   $2,703,022
                                                                                   -----------   -----------  -----------
       b.  Total Disbursements                                                        $849,837    $1,062,897   $2,960,780
                                                                                   -----------   -----------  -----------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $(126,837)    $(124,897)   $(257,758)
                                                                                   -----------   -----------  -----------
       d.  Cash Balance Beginning of Month                                            $263,796      $388,693
                                                                                   -----------   -----------
       e.  Cash Balance End of Month (c + d)                                          $136,959      $263,796
                                                                                   ===========   -----------

                                                                                   RECEIVABLES                LIABILITIES
4.   POST-PETITION LIABILITIES & RECEIVABLES                                       -----------                -----------

       Balance at End of Previous Month                                             $1,103,114                   $138,141
                                                                                   -----------                -----------
       Balance at End of Current Month                                              $1,074,651                   $290,018
                                                                                   -----------                -----------

5.   PAST DUE POST-PETITION LIABILITIES

       Balance at End of Previous Month (over 30 days)                                      $0
                                                                                   -----------
       Balance at End of Current Month (over 30 days)                                       $0
                                                                                   -----------

                                                                                                     YES          NO
                                                                                                     ---          --
6.   Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)                  Unknown**
                                                                                                 -----------  -----------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
     listing including date of payment, amount of payment and name of payee)                          x ***
                                                                                                 -----------  -----------
8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee) [Excludes salaries to officers]                                                   x
                                                                                                 -----------  -----------
9.   Have any payments been made to professionals? (if yes, attach listing
     including date of payment, amount of payment and name of payee)                                               x
                                                                                                 -----------  -----------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?                          x
                                                                                                 -----------  -----------
11.  Is the estate insured for replacement cost of assets and for general liability?                  x
                                                                                                 -----------  -----------
12.  Are U.S. Trustee quarterly fees current?                                                         x
                                                                                                 -----------  -----------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date: October 17, 1997                             /s/ GEORGE OLIVA
                                                    ----------------------------
                                                         Responsible person

  * Valuation in Bankruptcy schedules based on historical book values as maintained by prior management.
 ** Post petition payroll related taxes paid currently. Federal, State and local prior period tax returns were not filed; related tax liabilities are unknown.
*** Approximately $20K in misc prepetition checks cleared post petition.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED September 30, 1997


                                   ($________)

     ASSETS


                                                                      FROM SCHEDULES                   MARKET VALUE
                                                                      --------------                   ------------
        CURRENT ASSETS

 1          Cash and cash equivalents - unrestricted                                                        $136,959
                                                                                                      --------------
 2          Cash and cash equivalents - restricted                                                          $502,000
                                                                                                      --------------
 3          Accounts receivable (net)                                       A                             $1,074,651
                                                                                                      --------------
 4          Inventory (net)                                                 B                               $761,355
                                                                                                      --------------
 5          Prepaid expenses                                                                                      $0
                                                                                                      --------------
 6          Other:         Property insurance deposit                                                        $20,000
                  ----------------------------------------                                            --------------
 7                         Prepaid rent/deposit                                                              $62,000
            ----------------------------------------------                                            --------------

 8             TOTAL CURRENT ASSETS                                                                       $2,556,965
                                                                                                      --------------


        PROPERTY AND EQUIPMENT (MARKET VALUE)

 9          Real property                                                   C                             $3,500,000
                                                                                                      --------------
10          Machinery and equipment                                         D                               $150,000
                                                                                                      --------------
11          Furniture and fixtures                                          D                                $25,000
                                                                                                      --------------
12          Office equipment                                                D                                $50,000
                                                                                                      --------------
13          Leasehold improvements                                          D                                     $0
                                                                                                      --------------
14          Vehicles                                                        D                                 $2,500
                                                                                                      --------------
15          Other:                                                          D
                  ----------------------------------------                                            --------------
16                                                                          D
            ----------------------------------------------                                            --------------
17                                                                          D
            ----------------------------------------------                                            --------------
18                                                                          D
            ----------------------------------------------                                            --------------
19                                                                          D
            ----------------------------------------------                                            --------------

20             TOTAL PROPERTY AND EQUIPMENT                                                               $3,727,500
                                                                                                      --------------

        OTHER ASSETS

21                Concentric Stock 128,272 shares                                                         $1,600,000
            ----------------------------------------------                                            --------------
22
            ----------------------------------------------                                            --------------
23
            ----------------------------------------------                                            --------------
24
            ----------------------------------------------                                            --------------

25             TOTAL OTHER ASSETS                                                                         $1,600,000
                                                                                                      --------------

26             TOTAL ASSETS                                                                               $7,884,465
                                                                                                      ==============



    NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

          Inventory valued at historical cost less a $6.5 million reserve for decreased market value, pending further review of actual market value.
          ----------------------------------------------------------------------
          Market Value of equipment based on management estimate pending outside appraisals.
          ----------------------------------------------------------------------
          Accounts receivable are net of a substantial reserve due to managements experience with the collections.
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                   ($_______)


       LIABILITIES                                                      FROM SCHEDULES
                                                                        --------------
          POST-PETITION
            CURRENT LIABILITIES
                                                                                                      -------------
27             Salaries and wages
                                                                                                      -------------
28             Payroll taxes
                                                                                                      -------------
29             Real and personal property taxes                                                          unknown
                                                                                                      -------------
30             Income taxes                                                                              unknown
                                                                                                      -------------
31             Notes payable (short term)
                                                                                                      -------------
32             Accounts payable (trade)                                     A                               $50,000
                                                                                                      -------------
33             Real property lease arrearage
                                                                                                      -------------
34             Personal property lease arrearage
                                                                                                      -------------
35             Accrued professional fees                                                                   $214,098
                                                                                                      -------------
36             Current portion of long-term debt (due within 12 months)
                                                                                                      -------------
37             Other:         Warranty Post Petition                                                        $25,920
                              -------------------------------------                                   -------------
38
                  -------------------------------------------------                                   -------------
39
                  -------------------------------------------------                                   -------------

40             TOTAL CURRENT LIABILITIES                                                                   $290,018
                                                                                                      -------------

41          LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                      -------------

42             TOTAL POST-PETITION LIABILITIES                                                             $290,018
                                                                                                      -------------

        PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

43             Secured claims                                               E                              $245,738
                                                                                                      -------------
44             Priority unsecured claims                                    E                            unknown
                                                                                                      -------------
45             General unsecured claims                                     E                           $28,613,499
                                                                                                      -------------

46             TOTAL PRE-PETITION LIABILITIES                                                           $28,859,237
                                                                                                      -------------

47             TOTAL LIABILITIES                                                                        $29,149,255
                                                                                                      -------------

     EQUITY (DEFICIT)

48
                  -------------------------------------------------                                   -------------
49
                  -------------------------------------------------                                   -------------
50
                  -------------------------------------------------                                   -------------
51
                  -------------------------------------------------                                   -------------
52          Market value adjustment                                                                    $(21,264,790)
                                                                                                      -------------
53             TOTAL EQUITY (DEFICIT)                                                                  $(21,264,790)
                                                                                                      -------------


54             TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                    $7,884,465
                                                                                                      =============

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                   ($_______)

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                          ACCOUNTS       ACCOUNTS PAYABLE         PAST DUE
                                                                         RECEIVABLE      [POST PETITION]      POST PETITION DEBT
       Receivables and Payables Ageings                                  ----------      ----------------     ------------------
          0 -30 Days                                                         $634,558           $50,000
                                                                        --------------   ---------------
          31-60 Days                                                         $390,850                $0
                                                                        --------------   ---------------
          61-90 Days                                                         $199,243                                        $0
                                                                        --------------   ---------------    --------------------
          91+ Days                                                                 $0
                                                                        --------------   ---------------
          Total accounts receivable/payable                                $1,224,651           $50,000
                                                                        --------------   ===============
          Allowance for doubtful accounts                                    $150,000
                                                                        --------------
          Accounts receivable (net)                                        $1,074,651
                                                                        ==============


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


       TYPES AND AMOUNT OF INVENTORY(IES)                      COST OF GOODS SOLD
       ----------------------------------                      ------------------
                                            INVENTORY(IES)     Inventory Beginning of Month                          $7,233,480
                                              BALANCE AT                                                      ------------------
                                             END OF MONTH      Add -
       Retail/Restaurants -                 --------------           Net purchases                                     $317,000
                                                                                                              ------------------
          Product for resale                                         Direct labor                                        $5,000
                                            ----------------                                                  ------------------
                                                                     Manufacturing overhead                             $85,000
                                                                                                              ------------------
       Distribution -                                                Freight in
                                                                                                              ------------------
          Product for resale                                         Other:
                                            ----------------

                                                                     --------------------                     ------------------
       Manufacturer -
                                                                     --------------------                     ------------------
          Raw materials
                                            ----------------
          Work-in-progress                       $7,221,355    Less -
                                            ----------------
          Finished goods                                             Inventory End of Month                          $7,235,099
                                            ----------------                                                  ------------------
                                                                     Shrinkage
                                                                                                              ------------------
       Other -                                  $(6,460,000)         Personal Use
                                            ----------------                                                  ------------------
          Explain   Provision for lower
                 -------------------------
                    market value than cost                     Cost of Goods Sold                                      $405,381
          --------------------------------                                                                    ==================

              TOTAL                                $761,355
                                            ================

       METHOD OF INVENTORY CONTROL                             INVENTORY VALUATION METHODS
       ---------------------------                             ---------------------------
       Do you have a functioning perpetual inventory system?   Indicate by a checkmark method of inventory valuation used.

                     Yes          No x
                        ---         ---

       How often do you take a complete physical inventory?    Valuation methods -
                                                                     FIFO cost                 x
                                                                                         ---------------
          Weekly                                                     LIFO cost
                             ---                                                         ---------------
          Monthly                                                    Lower of cost or
                             ---                                         market
          Quarterly
                             ---                                                         ---------------
          Semi-annually                                              Retail method
                             ---                                                         ---------------
          Annually           x
                             ---
                                                                     Other -
                                                                                         ---------------
       Date of last physical inventory was    April 1997                Explain
                                            ----------------

                                                                        --------------------------------------
       Date of next physical inventory is       unknown
                                            ----------------            --------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

          DESCRIPTION                                                                COST              MARKET VALUE
          -----------                                                                ----              ------------
              Land, Building and Improvements                                       $7,560,000              $3,500,000
          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------
              TOTAL                                                                 $7,560,000              $3,500,000
                                                                                ===============      ==================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

          DESCRIPTION                                                                COST              MARKET VALUE
          -----------                                                                ----              ------------
          MACHINERY & EQUIPMENT -

              Manufacturing Equipment                                               $9,016,000                $100,000
          -----------------------------------------------------------           ---------------      ------------------
              Tooling                                                               $2,248,000                 $25,000
          -----------------------------------------------------------           ---------------      ------------------
              Leased Equipment                                                        $884,000                 $25,000
          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------
              TOTAL                                                                $12,148,000                $150,000
                                                                                ===============      ==================

          FURNITURE & FIXTURES -

              Miscelleneous items                                                     $789,000                 $25,000
          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------
              TOTAL                                                                   $789,000                 $25,000
                                                                                ===============      ==================

          OFFICE EQUIPMENT -

              Equipment                                                                $39,000                      $0
          -----------------------------------------------------------           ---------------      ------------------
              Software                                                                $422,000                      $0
          -----------------------------------------------------------           ---------------      ------------------
              Computer Hardware                                                     $5,889,000                 $50,000
          -----------------------------------------------------------           ---------------      ------------------
              TOTAL                                                                 $6,350,000                 $50,000
                                                                                ===============      ==================

          LEASEHOLD IMPROVEMENTS -

              Various locations                                                        $58,000                      $0
          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------
              TOTAL                                                                    $58,000                      $0
                                                                                ===============      ==================

          VEHICLES -

              1988 Chevrolet Van                                                       $15,000                  $2,500
          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------

          -----------------------------------------------------------           ---------------      ------------------
              TOTAL                                                                    $15,000                  $2,500
                                                                                ===============      ==================


                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                                                   CLAIMED                ALLOWED
       LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT              AMOUNT (B)
       -------------------------------------------                                  ------              ----------
          Secured claims (a)                                                          $245,738                $245,738
                                                                                ---------------      ------------------
          Priority claims other than taxes                                         unknown
                                                                                ---------------      ------------------
          Priority tax claims                                                      unknown
                                                                                ---------------      ------------------
          General unsecured claims                                                 $28,613,499             $28,613,499
                                                                                ---------------      ------------------

          (a) List total amount of claims even if under secured.

          (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 9/30/97D
                                  ------------
                                   $_________

            CURRENT MONTH                                                                           CUMULATIVE    NEXT MONTH
---------------------------------------
   ACTUAL       FORECAST     VARIANCE                                                               (CASE TO DATE) FORECAST
                                             REVENUES

    $555,317     $595,000     $(39,683)    1    Gross Sales                                          $2,594,514     $795,000
-------------  -----------  -----------                                                             ------------  -----------
                                    $0     2    less: Sales Returns & Allowances                                    $(50,000)
-------------  -----------  -----------                                                             ------------  -----------
    $555,317     $595,000     $(39,683)    3    Net Sales                                            $2,594,514     $745,000
-------------  -----------  -----------                                                             ------------  -----------
    $405,381     $461,125     $(55,744)    4    less: Cost of Goods Sold    (Schedule 'B')           $1,974,344     $532,675
-------------  -----------  -----------                                                             ------------  -----------
    $149,936     $133,875      $16,061     5    Gross Profit                                           $620,170     $212,325
-------------  -----------  -----------                                                             ------------  -----------
                                    $0     6    Interest
-------------  -----------  -----------                                                             ------------  -----------
                                           7    Other Income:
                                    $0     8
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------
                                    $0     9
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------

    $149,936     $133,875      $16,061    10       TOTAL REVENUES                                      $620,170     $212,325
-------------  -----------  -----------                                                             ------------  -----------


                                             EXPENSES

     $38,460      $38,500          $40    11    Compensation to Owner(s)/Officer(s)                    $143,920      $38,500
-------------  -----------  -----------                                                             ------------  -----------
    $162,020     $180,000      $17,980    12    Salaries/Commissions                                   $567,922     $183,000
-------------  -----------  -----------                                                             ------------  -----------
                                    $0    13    Management Fees
-------------  -----------  -----------                                                             ------------  -----------
     $25,000      $25,000           $0    14    Depreciation                                            $75,000      $25,000
-------------  -----------  -----------                                                             ------------  -----------
                                    $0    15    Taxes:
-------------  -----------  -----------                                                             ------------  -----------
     $13,520      $16,500       $2,980    16       Employer Payroll Taxes                               $46,269      $16,500
-------------  -----------  -----------                                                             ------------  -----------
                                    $0    17       Real Property Taxes
-------------  -----------  -----------                                                             ------------  -----------
                                    $0    18       Other Taxes
-------------  -----------  -----------                                                             ------------  -----------
                                    $0    19    Other Selling
-------------  -----------  -----------                                                             ------------  -----------
    $139,520     $127,500     $(12,020)   20    Other Administrative                                   $393,701     $127,500
-------------  -----------  -----------                                                             ------------  -----------
          $0           $0           $0    21    Interest                                                     $0           $0
-------------  -----------  -----------                                                             ------------  -----------
                                          22    Other Expenses:

                                          23          Misc
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------
                                    $0    24
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------
                                    $0    25
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------
                                    $0    26
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------
                                    $0    27
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------
                                    $0    28
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------
                                    $0    29
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------
                                    $0    30
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------

    $378,520     $387,500       $8,980    31       TOTAL EXPENSES                                    $1,226,812     $390,500
-------------  -----------  -----------                                                             ------------  -----------

   $(228,584)   $(253,625)     $25,041    32 SUBTOTAL                                                 $(606,642)   $(178,175)
-------------  -----------  -----------                                                             ------------  -----------

                                             REORGANIZATION ITEMS

          $0           $0           $0    33    Professional Fees                                            $0           $0
-------------  -----------  -----------                                                             ------------  -----------
                                    $0    34    Provisions for Rejected Executory Contracts
-------------  -----------  -----------                                                             ------------  -----------
                                                Interest Earned on Accumulated Cash
                                    $0    35       Resulting from Chp 11 Case
-------------  -----------  -----------                                                             ------------  -----------
                                    $0    36    Gain or (Loss) from Sale of Equipment
-------------  -----------  -----------                                                             ------------  -----------
                                    $0    37
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------
                                    $0    38
-------------  -----------  -----------         ----------------------------------------------      ------------  -----------

          $0           $0           $0    39       TOTAL REORGANIZATION ITEMS                                $0           $0
-------------  -----------  -----------                                                             ------------  -----------

   $(228,584)   $(253,625)     $25,041    40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES           $(606,642)   $(178,175)
-------------  -----------  -----------                                                             ------------  -----------
                                    $0    41    Federal & State Income Taxes
-------------  -----------  -----------                                                             ------------  -----------

   $(228,584)   $(253,625)     $25,041    42 NET PROFIT (LOSS)                                        $(606,642)   $(178,175)
=============  ===========  ===========                                                             ============  ===========


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Line 5   Gross Profit         Gross Profit is higher than forecast due to a
                              favorable change in the product mix
--------------------------------------------------------------------------------
Line 16 Employer Payroll Tax  Forecast amount for September was incorrect due to lower than anticipated Salaries/Commissions.
--------------------------------------------------------------------------------

Line 33 Professional Fees     Operation results exclude any professional fees
                              accrued for the cost of bankruptcy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Effective 1/1/95
--------------------------------------------------------------------------------

                                                                Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED Sept. 30, 1997


CASH BALANCE BEGINNING OF MONTH                                      $263,796
                                                                    ---------

CASH RECEIPTS (1)                                                    $723,000
                                                                    ---------

CASH DISBURSEMENTS (1)                                               $849,837
                                                                    ---------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                  $(126,837)
                                                                    ---------

CASH BALANCE END OF MONTH                                            $136,959
                                                                    =========



RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                               ACCOUNT 1           ACCOUNT 2         ACCOUNT 3         ACCOUNT 4
                                               ---------           ---------         ---------         ---------
BANK                                         Wells Fargo         Union Bank        Bank of America   Bank of America
                                             ---------------     ---------------   ---------------   --------------
ACCOUNT TYPE                                 Checking            Money Market      Checking/Payroll  Checking
                                             ---------------     ---------------   ---------------   --------------
                                                                                   11955-00172
                                             ---------------     ---------------   ---------------
ACCOUNT NO.                                  4091-390302 checks  3280000697        1233-0-50003      1581-4-1494
                                             ---------------     ---------------   ---------------   --------------
ACCOUNT PURPOSE                              Main operating      Wire transfers    Old Accounts      New account
                                             ---------------     ---------------   ---------------   --------------

BALANCE, END OF MONTH                                $2,000             $29,519                $0         $105,440
                                             ---------------     ---------------   ---------------   --------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS               $136,959
                                             ===============




(1) Excluding bank transfers between your accounts.